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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 2, 1997


                              AMERILINK CORPORATION
             (Exact name of registrant as specified in its charter)



     OHIO                            0-24334                      31-1409345
(State or other                    (Commission                  (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)


                        1900 East Dublin-Granville Road
                              Columbus, Ohio 43229
   (Address, including zip code, of registrant's principal executive offices)


                                 (614) 895-1313
              (Registrant's telephone number, including area code)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Inapplicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Inapplicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Inapplicable.

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Inapplicable.

ITEM 5.   OTHER EVENTS

          Gerard B. Moersdorf, Jr. voluntarily resigned as a director of the Company effective as of January 2, 1997 for personal reasons. The Company has no immediate plans to fill the vacancy.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Inapplicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


          Inapplicable.

ITEM 8.   CHANGE IN FISCAL YEAR.

          Inapplicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    AMERILINK CORPORATION

                    By:  /s/ Larry R. Linhart
                         --------------------------------------------------
                         Larry R. Linhart, Chairman of
                         the Board, President and Chief
                         Executive Officer


Dated:  January 9, 1997


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